                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 16, 1999


                       PRECISION OPTICS CORPORATION, INC.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)

Massachusetts                            001-10647             04-2795294
------------------                     ------------        ------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
of incorporation or organization)      File Number)        Identification No.)


                 22 East Broadway, Gardner, Massachusetts 01440
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code:  (978) 630-1800

Item 5.      Other Events.

         The Registrant recently completed a private placement of shares of its Common Stock, par value $.01 per share. The private placement is described in a press release issued by the Registrant on August 16, 1999, which is attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits. The following exhibit is filed herewith:

                     99.1  Press release issued on August 16, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRECISION OPTICS CORPORATION, INC.

Date:  August 16, 1999                By:  /s/ Jack P. Dreimiller
                                           -------------------------------------
                                                 Name:   Jack P. Dreimiller
                                                 Title:  Senior Vice President,
                                                         Finance and Chief
                                                         Financial Officer

                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Date of Event Reported:  August 16, 1999          Commission File No:  001-10647

                          PRECISION OPTICS CORPORATION

                                  EXHIBIT INDEX

Exhibit No.           Exhibit Description
-----------           -------------------
99.1                  Press release issued on August 16, 1999





                                      -3-